UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 2, 1999
               (Date of Report (Date of earliest event reported))


                                UBARTER.COM INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

           0-24005                                      91-1739746
----------------------------------           -----------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

21400 International Blvd., Suite 207
     Seattle, Washington                                  98198
------------------------------------        ------------------------------------
Address of principal executive offices)                (Zip Code)


                                 (206) 870-9290
              (Registrant's telephone number, including area code)

                           International Barter Corp.
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.   Acquisition or Disposition of Assets.

     On March 2, 1999, pursuant to a Share Purchase Agreement among International Barter Corp. (which has changed its corporate name to "Ubarter.com Inc."), Barter Business Exchange, Inc. ("BBE"), an Ontario corporation, and Bob Bagga ("Bagga"), the selling shareholder of BBE, Ubarter.com Inc. acquired one hundred percent (100%) of the issued and outstanding shares of BBE ("Shares") from Bagga, the seller and registered and beneficial owner of all the issued and outstanding shares of BBE. A copy of the Purchase Agreement is filed as an exhibit to this report and is incorporated by reference. Unless otherwise specified, all dollar amounts stated in this report are denominated in Canadian dollars.

     The total amount of consideration payable by Ubarter.com Inc. to Bagga, pursuant to the Purchase Agreement is CN $2,450,000. The aggregate consideration payable to Bagga is subject to adjustment and includes: (i) the payment of CN $850,000 (including funds advanced Bagga prior to closing) and payment in lawful money of the United States of the amount of $US 100,000; (ii) a Promissory Note (the "Note") in the principal amount of CN $850,000 (subject to adjustment, if applicable, pursuant to the terms of the Purchase Agreement); (iii) the payment of Ubarter.com Inc. Trade Dollars (barter dollars) in the amount of CN $250,000; and (iv) the issuance by Ubarter.com Inc. to Bagga of 150,000 shares of Ubarter.com Inc. common stock which have a minimum aggregate value, upon registration and resale, of CN $350,000.

     The Note in the principal amount of CN $850,000 is subject to reduction, if applicable, pursuant to the terms of the Share Purchase Agreement. The Note provides that the principal will be reduced by the amount, if any, that 10% of the consolidated cash revenues of BBE for the period from March 1, 1999 to February 29, 2000, is less than CN $750,000. If the cash revenues of BBE exceed CN $750,000 during this period, then Ubarter.com Inc. will pay Bagga the amount over CN $750,000 in equivalent value of common shares of Ubarter.com Inc. These shares must be registered and freely tradeable, with a value per share equal to the closing trading price on the business day immediately preceding March 1, 2000. The 10% cash revenues do not include trade dollar revenues, and include any incremental consolidated cash revenues to Ubarter.com Inc. from any acquisitions by Ubarter.com or any of its subsidiaries of a majority interest (whether for cash or shares) in any entities during the period, including cash revenues derived from strategic alliances or joint ventures, provided that only any increase in cash revenues after the effective date of the acquisition are included. A copy of the Note is filed as an exhibit to this report and is incorporated by reference.

     The obligations of Ubarter.com Inc. under the Note are secured by a Share Pledge Agreement, by which Ubarter.com Inc. pledged the Shares to Bagga. The Share Pledge Agreement constitutes a security interest in first position until such time as the Note is paid and the obligations of Ubarter.com Inc. have been satisfied. A copy of the Share Pledge Agreement is filed as an exhibit to this report and is incorporated by reference.

     Ubarter.com Inc. agreed to register the resale of the 150,000 shares issued to Bagga within sixty (60) days after Closing. Upon registration, the Ubarter.com Inc. Shares shall have a minimum aggregate value of Three Hundred Fifty Thousand Dollars (CN $350,000). In the event the minimum aggregate value falls below this amount, then Ubarter.com will make up the


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difference,  at its option, either by (i) a payment of cash; or (ii) through the issuance of additional shares of common stock of Ubarter.com Inc.

     The purchase price and the terms for the transaction were determined in arms-length negotiations between the parties. Each of the parties acknowledge that the determination of the purchase price is based on assumptions relating to the financial condition of the Corporation disclosed to Ubarter.com Inc. through representations made by Bagga and the unaudited financial statements prepared by BBE. The Purchase price is subject to adjustment to account for any change in the revenues, accounts receivables, inventory, trade exchange deficit and liabilities of BBE. In the event the financial condition of BBE differs from the assumptions at Closing, the parties will enter into good faith negotiations for a period not to exceed ten (10) business days from the closing. If the parties cannot agree on an adjustment to the purchase price within the ten (10) business days, then neither party will be obligated to consummate the acquisition of the Purchased Shares under the Share Purchase Agreement. In that event Bagga will be obligated to repay the principal amount of the Bridge Loan to Ubarter.com Inc., together with interest calculated at eight percent (8.0%) per annum.


Item 7. Financial Statements and Exhibits.

(a) The Registrant is filing as Exhibit 99.1 the audited Consolidated Financial Statements, as of February 28, 1999 and 1998, of BBE (the acquired business). These Consolidated Financial Statements are hereby incorporated into this report by reference.

(b) The Registrant is filing as Exhibit 99.2 its unaudited Pro Forma Combined Financial Information required by Item 7(b) of Form 8-K. This information includes the following unaudited pro forma financial statements with related notes:

     (1) balance sheet reflecting the acquisition as if it occurred on December 31, 1998; and

     (2) statements of operations data reflecting the combined operations of the Registrant and BBE for the fiscal year ended March 31, 1998 and nine months ended November 30, 1998.

     This information is hereby incorporated into this report by reference.

(c)  Exhibits.

*10.9 Share Purchase Agreement among Bob Bagga and International Barter Corp. and Barter Business Exchange, Inc.

**10.10 Share Pledge Agreement between International Barter Corp., and Bob Bagga, and Barter Business Exchange, Inc.

**10.11
               Promissory Note.

99.1 Audited Consolidated Financial Statements, as of February 28, 1999 and 1998, of Barter Business Exchange, Inc.

99.2 Unaudited Pro Forma Combined Financial Information including: (1) a balance sheet reflecting the acquisition as if it occurred on December 31, 1998; (2) statements of operations data reflecting the combined operations of the Registrant and BBE for the fiscal year ended March 31, 1998 and nine months ended November 30, 1998; and (3) related notes.

--------------------------

* Previously filed with the Securities Exchange Commission on March 29, 1999 on Form 8-K.

** Previously filed with the Securities Exchange Commission on March 17, 1999 on Form 8-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    UBARTER.COM INC.
                                    (formerly, "International Barter Corp.")



                                           /s/ Richard Mayer
                                    By:    -------------------------------------
                                    Name:  Richard Mayer
                                    Title: Vice President and Secretary


Dated:  May 14,  1999


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                                  Exhibit Index


Exhibit
Number            Exhibit Description
------            -------------------

*10.9 Share Purchase Agreement among Bob Bagga and International Barter Corp. and Barter Business Exchange, Inc.

**10.10 Share Pledge Agreement between International Barter Corp., and Bob Bagga, and Barter Business Exchange, Inc.

**10.11        Promissory Note.

99.1 Audited Consolidated Financial Statements, as of February 28, 1999 and 1998, of Barter Business Exchange, Inc.

99.3 Unaudited Pro Forma Combined Financial Information including: (1) a balance sheet reflecting the acquisition as if it occurred on December 31, 1998; (2) statements of operations data reflecting the combined operations of the Registrant and BBE for the fiscal year ended March 31, 1998 and nine months ended November 30, 1998; and (3) related notes.

---------------------------
* Previously filed with the Securities Exchange Commission on March 29, 1999 on Form 8-K.

** Previously filed with the Securities Exchange Commission on March 17, 1999 on Form 8-K.